UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

Rani Therapeutics Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40672	86-3114789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2051 Ringwood Avenue
San Jose, California		95131
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 457-3700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RANI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2023, Rani Therapeutics Holdings, Inc. (the “Company”) held its annual meeting of stockholders (“Annual Meeting”). As of March 30, 2023, the record date for the Annual Meeting, there were 25,375,911 shares of Class A common stock outstanding and entitled to vote and 24,116,444 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting. Holders of the Company’s Class A common stock are entitled to one vote per share and holders of the Company’s Class B common stock are entitled to ten votes per share. Holders of Class A common stock and Class B common stock voted together as a single class on all matters submitted to a vote of stockholders at the Annual Meeting.

The following is a summary of the matters voted on at the Annual Meeting based on the report of the voting results by the inspector of election. The Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2023 contains a description of the following proposals considered at the Annual Meeting, each of which were approved by the Company's stockholders at the Annual Meeting as set forth below:

1. The Company’s stockholders elected the director nominees below, to hold office until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified, as follows:

	For	Withheld	Broker Non-Votes
Talat Imran	226,312,911	27,468	4,249,022
Mir Imran	226,125,068	215,311	4,249,022
Dennis Ausiello	226,152,615	187,764	4,249,022
Jean-Luc Butel	226,144,055	196,324	4,249,022
Laureen DeBuono	226,292,924	47,455	4,249,022
Andrew Farquharson	226,277,448	62,931	4,249,022
Malik Nanavaty	226,292,189	48,190	4,249,022
Lisa Rometty	226,314,568	25,811	4,249,022

2. The Company’s stockholders ratified the selection of Ernst & Young, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023, as follows:

For:	230,587,049
Against:	51
Abstain:	2,301

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rani Therapeutics Holdings, Inc.

Date:	May 30, 2023	By:	/s/ Svai Sanford
Svai Sanford Chief Financial Officer